UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 1, 2016

PEAK RESORTS, INC.

(Exact name of registrant as specified in its charter)

Missouri	001-35363	43-1793922
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

17409 Hidden Valley Drive
Wildwood, Missouri		63025
(Address of principal executive offices)		(Zip Code)

(636) 938-7474

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.Entry into a Material Definitive Agreement

On September 1, 2016, Peak Resorts, Inc. (the “Company”) and Mount Snow, Ltd., a subsidiary of the Company (“Mount Snow” and, together with the Company, the “Borrowers”), closed on a loan on the terms set forth in a credit agreement and related documents with EPT Mount Snow, Inc. (the “Lender”), an affiliate of its primary lender, EPR Properties. The Company received an initial advance of $4.0 million at closing, which funded the Lender’s $100,000 closing fee, fees and expenses of the Company’s legal counsel and the interest reserve.

Master Credit and Security Agreement and Promissory Note

Pursuant to the Master Credit and Security Agreement (the “Credit Agreement”) among the Borrowers and the Lender, dated as of September 1, 2016, the Lender agreed to loan to the Company up to $10.0 million (the “Loan”), as evidenced by the Promissory Note (the “Note”) from the Borrowers, dated as of September 1, 2016.

The Credit Agreement provides that the Borrowers may borrow up to $5.5 million until three business days prior to December 31, 2016.  Any other advances under the Loan will be made at the discretion of the Lender, but no amount may be borrowed under the Loan after December 31, 2016.  The maximum amount available under the Loan will be reduced from $10.0 to $5.0 upon the Company receiving the proceeds of the EB-5 funding, and upon the receipt of any of such funds, the Borrowers shall prepay (a) the amount by which outstanding principal under the Loan exceeds $5.0 million and (b) accrued interest on such excess amount.  The Company may make additional voluntary prepayments, without penalty, in an amount of not less than the lesser of $1.0 million or the outstanding principal balance of the Loan.

The Note provides that interest will be charged at a rate of 9.00%.  Past due amounts will be charged a higher interest rate and be subject to late charges. The Credit Agreement requires the Company to maintain an interest and lease payment reserve, and any interest expected to accrue on any advance shall be withheld by the Lender.  The debt evidenced by the Note is secured by the assets of each of the Borrowers.

The Credit Agreement provides that the proceeds shall be used to fund working capital and other general business purposes, provided that no more than $750,000 shall be used to fund any payment or reimbursement related to the West Lake project.  The West Lake project includes the construction of a new water storage reservoir for snowmaking with capacity of up to 120 million gallons, three new pump houses and the installation of snowmaking pipelines and ancillary equipment.

The Credit Agreement includes restrictions or limitations on certain transactions, including mergers, acquisitions, leases, asset sales, loans to third parties, and the incurrence or guaranty of certain additional debt and liens. The payment of dividends and redemption of stock are prohibited at any time that the Loan remains unpaid and, notwithstanding any repayment of the Loan, are also prohibited so long as any other credit facility with the Lender’s affiliates remains outstanding unless (a) there are no potential default or default situations and (b) the EB-5 funds have been released or other identifiable and committed funds are held in escrow by an unrelated person or entity sufficient to complete the West Lake project.  The Credit Agreement requires that all construction activities related to the West Lake project cease until the EB-5 funds have been released or other identifiable and committed funds are held in escrow by an unrelated person or entity sufficient to complete the West Lake project.

Regardless of whether the credit facility set forth in the Master Credit and Security Agreement (the “Hunter Mountain Credit Agreement”) among the Company, Hunter Mountain Acquisition, Inc., Hunter Mountain Ski Bowl Inc., Hunter Mountain Festivals, Ltd., Hunter Mountain Rentals Ltd., Hunter Resort Vacations, Inc., Hunter Mountain Base Lodge, Inc. and Frosty Land, Inc. (together, the “Hunter Mountain Borrowers”) and EPT Ski Properties, Inc., as lender, remains outstanding, the Borrowers shall comply with the financial covenants set forth in the Hunter Mountain Credit Agreement.  Those financial covenants consist of (a) a maximum leverage ratio (as defined in the Hunter Mountain Credit Agreement) of 65%, above which Borrowers are prohibited from incurring additional indebtedness and (b) a consolidated fixed charge coverage ratio (as defined in the Hunter Mountain Credit Agreement) that (i) requires the Company to increase the balance of its debt service reserve account if the Company’s consolidated fixed charge coverage ratio falls below 1.50:1.00 and (ii) prohibits the Company from paying dividends if the ratio is below 1.25:1.00.

Under the terms of the Credit Agreement, the occurrence of a change of control is an event of default. A change of control will be deemed to occur if (i) within two years after the effective date of the Credit Agreement, the Company’s named executive officers (Messrs. Timothy Boyd, Stephen Mueller and Richard Deutsch), as long as they are employed by any Borrower, cease to beneficially own and control less than 50% of the amount of the Company’s outstanding voting stock that they own as of the effective date of the Credit Agreement, or (ii) the Company ceases to beneficially own and control less than all of the outstanding shares of voting stock of Mount Snow.  Other events of default include, but are not limited to, a default on other indebtedness, and certain defaults under material contracts and material licenses, of the Company or its subsidiaries.

 Upon an event of default, as defined in the Credit Agreement, the Lender may, among other things, declare all unpaid principal and interest due and payable. The Note matures on March 31, 2017, provided that (a) if the EB-5 funding is not received by March 31, 2017 and no event of default is then existing, the Borrowers may elect to extend the maturity of the loan to March 31, 2018 upon written notice to the Lender and payment of a $125,000 fee and (b) if the EB-5 funding is not received by March 31, 2018 and no event of default is then existing, the Borrowers may elect to extend the maturity of the loan to March 31, 2019 upon written notice to the Lender and payment of a $125,000 fee.

First Addendum to Amended and Restated Master Cross-Default Agreement

On January 6, 2016, in connection with the entry into the Hunter Mountain Credit Agreement, the Company entered into the Amended and Restated Master Cross-Default Agreement (“Amended Cross-Default Agreement”) by and among EPT Ski Properties, Inc., EPT Mount Snow, Inc. and EPT Mad River, Inc. (collectively, “EPR”), the Company, and Mad River Mountain, Inc., Mount Snow, Ltd., Sycamore Lake, Inc., Deltrecs, Inc., Brandywine Ski Resort, Inc., Boston Mills Ski Resort, Inc., JFBB Ski Areas, Inc., Hunter Mountain Acquisition, Inc., Hunter Mountain Ski Bowl Inc., Hunter Mountain Festivals, Ltd., Hunter Mountain Rentals Ltd., Hunter Resort Vacations, Inc., Hunter Mountain Base Lodge, Inc. and Frosty Land, Inc., SNH Development, Inc., L.B.O. Holding, Inc., Hidden Valley Golf and Ski, Inc., Snow Creek, Inc., Paoli Peaks, Inc. and Crotched Mountain Properties, LLC (collectively, the “Company Parties”).  The Amended Cross-Default Agreement provides that any event of default under existing or future loan or lien agreements between the Company or its affiliates and EPR, and any event of default under the Lease Agreement dated November 15, 2005, by and between EPT Mad River, as landlord, and Mad River, as tenant, as amended (the “Lease”), shall automatically constitute an event of default under each of such loan and lien agreements and Lease, upon which EPR will be entitled to all of the remedies provided under such agreements and Lease in the case of an event of default.

On September 1, 2016, in connection with the execution of the Credit Agreement, the Company, the Company Parties and EPR entered into the First Addendum to the Amended and Restated Master Cross-Default Agreement (the “First Addendum to Amended Cross-Default Agreement”) to add the Note and the most recent amendment to the Lease Agreement to the scope of agreements to which the cross-default provisions of the Amended Cross-Default Agreement apply.

Guaranty

On September 1, 2016, in connection with the execution of the Credit Agreement, the Company and the Company Parties entered into the Guaranty Agreement for the benefit of EPT Ski Properties, Inc. and Lender (the “Guaranty Agreement”).  Under the terms of the Guaranty Agreement, the Company and the Company Parties guaranteed the payment and performance of the loan documents evidencing the loans by EPT Ski Properties, Inc. and Lender.

The Credit Agreement, Note, First Addendum to Amended Cross-Default Agreement and Guaranty Agreement are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto, respectively. The Hunter Mountain Credit Agreement and the Amended Cross-Default Agreement were previously filed as exhibits to the Company’s Current Report on Form 8-K filed on January 8, 2016 and are incorporated by reference as Exhibits 10.5 and 10.6, respectively.  The summaries of the terms of the foregoing documents are qualified in their entireties by reference to such exhibits.

Item 2.03.Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 1, 2016, the Borrowers executed the Credit Agreement, Note, First Addendum to Amended Cross-Default Agreement and Guaranty Agreement. The terms of these documents are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits

(d)Exhibits.

Exhibit No.	Description of Exhibit
10.1	Master Credit and Security Agreement among Peak Resorts, Inc. and Mount Snow, Ltd., as borrowers, and EPT Mount Snow, Inc., as lender, dated as of September 1, 2016.
10.2	Promissory Note from Peak Resorts, Inc. and Mount Snow, Ltd. in favor of EPT Mount Snow, Inc., dated as of September 1, 2016.
10.3

First Addendum to Amended and Restated Master Cross Default Agreement by and among EPT Ski Properties, Inc., EPT Mount Snow, Inc. and EPT Mad River, Inc. and Peak Resorts, Inc., Mad River Mountain, Inc., Mount Snow, Ltd., Sycamore Lake, Inc., Deltrecs, Inc., Brandywine Ski Resort, Inc., Boston Mills Ski Resort, Inc., JFBB Ski Areas, Inc., Hunter Mountain Acquisition, Inc., Hunter Mountain Ski Bowl Inc., Hunter Mountain Festivals, Ltd., Hunter Mountain Rentals Ltd., Hunter Resort Vacations, Inc., Hunter Mountain Base Lodge, Inc. and Frosty Land, Inc., as borrowers, and SNH Development, Inc., L.B.O. Holding, Inc., Hidden Valley Golf and Ski, Inc., Snow Creek, Inc., Paoli Peaks, Inc. and Crotched Mountain Properties, LLC, as guarantors, dated as of September 1, 2016.

10.4

Guaranty Agreement, by Peak Resorts, Inc., Hunter Mountain Acquisition, Inc., Hunter Mountain Ski Bowl Inc., Hunter Mountain Festivals, Ltd., Hunter Mountain Rentals Ltd., Hunter Resort Vacations, Inc., Hunter Mountain Base Lodge, Inc., Frosty Land, Inc., JFBB Ski Areas, Inc., Boston Mills Ski Resort, Inc., Brandywine Ski Resort, Inc., Sycamore Lake, Inc., Mount Snow, Ltd. and Deltrecs, Inc., as borrowers, Mad River Mountain, Inc., SNH Development, Inc., L.B.O. Holding, Inc., Hidden Valley Golf and Ski, Inc., Snow Creek, Inc., Paoli Peaks, Inc., WC Acquisition Corp., Resort Holdings, L.L.C. and BLC Operators, Inc., as guarantors, for the benefit of EPT Ski Properties, Inc. and EPT Mount Snow, Inc., made as of September 1, 2016.

10.5

Master Credit and Security Agreement among Peak Resorts, Inc., Hunter Mountain Acquisition, Inc., Hunter Mountain Ski Bowl Inc., Hunter Mountain Festivals, Ltd., Hunter Mountain Rentals Ltd., Hunter Resort Vacations, Inc., Hunter Mountain Base Lodge, Inc. and Frosty Land, Inc., as borrowers, and EPT Ski Properties, Inc., as lender, dated as of January 6, 2016 (filed as Exhibit 10.1 to the Current Report on Form 8-K filed January 8, 2016 and incorporated herein by reference).

10.6

Amended and Restated Master Cross Default Agreement by and among EPT Ski Properties, Inc., EPT Mount Snow, Inc. and EPT Mad River, Inc. and Peak Resorts, Inc., Mad River Mountain, Inc., Mount Snow, Ltd., Sycamore Lake, Inc., Deltrecs, Inc., Brandywine Ski Resort, Inc., Boston Mills Ski Resort, Inc., JFBB Ski Areas, Inc., Hunter Mountain Acquisition, Inc., Hunter Mountain Ski Bowl Inc., Hunter Mountain Festivals, Ltd., Hunter Mountain Rentals Ltd., Hunter Resort Vacations, Inc., Hunter Mountain Base Lodge, Inc. and Frosty Land, Inc., as borrowers, and SNH Development, Inc., L.B.O. Holding, Inc., Hidden Valley Golf and Ski, Inc., Snow Creek, Inc., Paoli Peaks, Inc. and Crotched Mountain Properties, LLC, as guarantors, dated as of January 6, 2016 (filed as Exhibit 10.3 to the Current Report on Form 8-K filed January 8, 2016 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 7, 2016

PEAK RESORTS, INC. (Registrant)

By:	/s/ Stephen J. Mueller
Name:	Stephen J. Mueller
Title:	Chief Financial Officer

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